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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 21, 2004
                                 Date of Report
                        (Date of earliest event reported)


                           PERSISTENCE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       000-25857                                          94-3138935
(Commission File Number)                    (I.R.S. Employer Identification No.)


                     1720 SOUTH AMPHLETT BLVD., THIRD FLOOR
                           SAN MATEO, CALIFORNIA 94402
             (Address of principal executive offices, with zip code)

                                 (650) 372-3600
              (Registrant's telephone number, including area code)




ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 21, 2004, Persistence Software, Inc., a Delaware corporation ("Persistence"), will announce its financial results for the nine month period ended September 30, 2004. A copy of Persistence's press release regarding the announcement of its financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits:

                  99.1 Press Release of Persistence Software, Inc. dated October 21, 2004.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PERSISTENCE SOFTWARE, INC.

October 21, 2004                        By: /s/ CHRISTOPHER T. KEENE
                                           -------------------------------------
                                           Christopher T. Keene
                                           President and Chief Executive Officer


                           PERSISTENCE SOFTWARE, INC.

                                INDEX TO EXHIBITS


Exhibit Number       Description
--------------       -----------

99.1                 Press Release of Persistence Software, Inc. dated
                     October 21, 2004.